Exhibit (10.6)
This instrument prepared by
And return to:

John L. Farquhar	Cross Reference:
Ruden McClosky	OR Book 4795, Page 2848
200 East Broward Boulevard, P.O. Box 1900	Instrument No. 2006000400690
Fort Lauderdale, Florida 33302	Instrument No. 2006000474156
Instrument No. 2007000319331
Instrument No. 2008000000470
Lee County, Florida Records
NOTE TO CLERK: No documentary stamp taxes or intangibles taxes are due upon the recording of this Amended and Restated Mortgage Deed.
AMENDED AND RESTATED MORTGAGE DEED
THIS AMENDED AND RESTATED MORTGAGE DEED (the “Mortgage”), dated as of September 28, 2008, by and between GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership, whose permanent post office mailing address is 215 Celebration Place, Suite 200, Celebration, Florida 34747, facsimile no. 321.939.4800 (hereinafter called “Mortgagor”), and ALICO-AGRI, LTD., a Florida limited partnership, whose address is 640 S. Main Street, Labelle, Florida 33935 (hereinafter called “Mortgagee”).
W I T N E S S E T H:
WHEREAS, Mortgagor is indebted to Mortgagee pursuant to that certain Third Amended and Restated Renewal Promissory Note dated of even date herewith in the original principal amount of $54,107,668.20, which amended and restated that certain Second Amended and Restated Renewal Promissory Note dated September 28, 2007 (the “Second Amended Note”) made by Mortgagor in favor of Mortgagee, which amended and restated that certain Amended and Restated Renewal Promissory Note dated July 12, 2005 (the “Amended Note”), made by Mortgagor in favor of Mortgagee, which amended and restated that certain Promissory Note dated July 12, 2005 (“Original Note”) made by Mortgagor in favor of First American Exchange Company, LLC, a Delaware limited liability company, in the original principal amount of $56,610,000.00, as assigned by First American Exchange Company, LLC, to Mortgagee pursuant to that certain Assignment of Mortgage and Note dated October 9, 2006, recorded on October 19, 2006, at instrument no. 2006000400690 in the public records of Lee County, Florida (collectively the “Note”), the terms of which are incorporated in and made a part of this Mortgage and which provide that all principal and accrued interest is due and payable on or before the date or dates described in the Note.

WHEREAS, Mortgagor executed that certain Mortgage Deed in favor of First American Exchange Company, LLC, a Delaware limited liability company (“First American”), dated July 12, 2005, recorded on July 13, 2005 at OR Book 4795, page 2848 in the Public Records of Lee County, Florida, as assigned by First American to Mortgagee pursuant to that certain Assignment of Mortgage and Note dated October 9, 2006, recorded on October 19, 2006 at Instrument No. 2006000400690 in the Public Records of Lee County, Florida, as modified by the First Amendment to Mortgage Deed (“First Amendment”) recorded on December 22, 2006, at Instrument No. 2006000474156 in the Public Records of Lee County, Florida, as further modified by the Second Amendment to Mortgage Deed (“Second Amendment”) recorded on October 22, 2007, at Instrument No. 2007000319331 in the Public Records of Lee County, Florida as further modified by the Third Amendment to Mortgage Deed dated as of December 27, 2007 and recorded on January 2, 2008 at Instrument No. 2008000000470 in the Public Records of Lee County, Florida (collectively, the “Original Amended Mortgage”) with regard to the Mortgaged Property (as defined herein);
WHEREAS, Mortgagor and Mortgagee desire to amend and restate the Original Amended Mortgage in its entirety, as provided herein.
NOW, THEREFORE, for and in consideration of the foregoing premises and the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree to amend and restate the Original Amended Mortgage (hereafter the “Mortgage”) in its entirety as follows:
In order to secure the performance and observance by Mortgagor of all covenants and conditions of the Note, this Mortgage and all other instruments securing the Note or referred to herein, and for other valuable considerations, the receipt of which is acknowledged, Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, hypothecates, pledges, delivers, sets over, warrants and confirms unto Mortgagee forever, all of Mortgagor’s estate, right, title and interest in, to and under the following (all of which is hereinafter referred to as the “Mortgaged Property”):
THE MORTGAGED PROPERTY
A. THE LAND. All the land located in the County of Lee, State of Florida (the “Land”), as more particularly described in Exhibit “A” attached hereto and by reference made a part hereof, subject only to those Permitted Exceptions set forth on Exhibit “B” attached hereto and by reference made a part hereof.
B. THE IMPROVEMENTS. TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures (subject to any lien, security interest or claim together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf) (the “Improvements”).

C. EASEMENTS OR OTHER INTERESTS. TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in Paragraphs A, B and C hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Paragraphs A, B and C hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the property described in Paragraphs A, B and C hereof or any part thereof.
D. ASSIGNMENT OF RENTS. TOGETHER WITH all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder beyond any applicable grace or cure period, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder which remains uncured beyond the expiration of any applicable grace or cure period, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof whether or not Mortgagee takes possession of the property described in Paragraphs A, B and C hereof. Upon any such uncured default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in Paragraphs A, B and C hereof shall terminate and such permission shall not be reinstated upon a cure of the default without Mortgagee’s specific consent. Neither the exercise of any rights under this paragraph by Mortgagee nor the application for any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

E. ASSIGNMENT OF LEASES. TOGETHER WITH all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in Paragraphs A, B and C hereof, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. The foregoing assignment of any lease shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Mortgagee’s request, Mortgagor agrees to send to Mortgagee a list of all leases covered by the foregoing assignment and any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Mortgagee in order that at all times Mortgagee shall have a current list of all leases affecting the property described in Paragraphs A, B and C hereof. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this paragraph. From time to time, upon request of Mortgagee, Mortgagor shall specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, financing statement or other document reasonably required by Mortgagee to perfect the foregoing assignment as to any such lease. Notwithstanding anything herein to the contrary, so long as no default has occurred hereunder beyond any applicable grace or cure period, Mortgagor shall have the right to modify and terminate any leases affecting the Mortgaged Property in Mortgagor’s discretion, without obtaining Mortgagee’s prior consent.
This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, subject, however, to the conditional permission given to Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.
F. FIXTURES AND PERSONAL PROPERTY. TOGETHER WITH a security interest in (i) all property and fixtures affixed to or located on the property described in Paragraphs A, B and C hereof which, to the fullest extent permitted by law shall be deemed fixtures and a part of the real property; (ii) all articles of personal property and all materials delivered to the property described in Paragraphs A, B and C hereof for use in any construction being conducted thereon, and owned by Mortgagor; (iii) all contract rights, general intangibles, actions and rights in action, including all rights to insurance proceeds and proceeds of condemnation or eminent domain as all of the same may relate to the property described in Paragraphs A, B and C hereof; (iv) subject to the rights of Mortgagor in and to all such Permits (hereinafter defined), and the rights of Mortgagor to terminate, modify and/or amend any such Permits, as same pertain to the rights of Mortgagor to develop all portions of the Mortgaged Property released from the lien of this Mortgage, all development rights, consents, approvals, permits, licenses, reservations, prepaid utility fees or deposits, prepaid impact fees, and authorizations now or hereafter created, issued or paid for construction, development or operation of the Mortgaged Property (the “Permits”); (v) all contracts for the design, engineering and construction for the Approved Common Infrastructure Improvements (as defined herein)(including but not limited to the payment and performance bonds, if any) to be installed in the Project as defined herein, or any portion thereof; and (vi) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing. Mortgagor (Debtor) hereby grants to Mortgagee (Creditor) a security interest in all fixtures, rights in action and personal property described herein.

This Mortgage is a self-operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Uniform Commercial Code.
TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim or demand of the Mortgagor in and to the same, and every part thereof, unto the Mortgagee in fee simple.
AND Mortgagor covenants with the Mortgagee that Mortgagor is indefeasibly seized of the Mortgaged Property in fee simple; that it has full power and lawful right to convey and mortgage the same in fee simple; that upon default it shall be lawful for the Mortgagee at all times peaceably and quietly to enter upon, hold, occupy, possess and enjoy the Mortgaged Property, and every part thereof; that the Mortgaged Property is and will, except as allowed herein, remain free from all liens and encumbrances, including taxes and assessments, except for the Permitted Exceptions, any easements or instruments to which Mortgagee has consented or is a party, assessment liens for CDDs (hereinafter defined), CCRs (hereinafter defined), the Restrictive Covenant Agreement (hereinafter defined), the Four Party Agreement (hereafter defined), easements for roads, utilities, lakes and other infrastructure improvements constructed on the Mortgaged Property from time to time consistent with the Approved Site Plan (as such plan may be modified from time to time), and as herein otherwise provided; that Mortgagor will make such further assurances to perfect the fee simple title to the Mortgaged Property in Mortgagee as may be reasonably required, and that Mortgagor does hereby fully warrant the title thereto, and every part thereof, and will defend the same against the lawful claims of all persons whomsoever.
PROVIDED ALWAYS that if the Mortgagor shall pay to the Mortgagee the indebtedness evidenced by the Note or any renewal or replacement of the Note and if the Mortgagor shall duly, promptly and fully perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage, or other instruments referred to herein, then this Mortgage and the estate hereby created shall cease and be null and void.

Mortgagor further covenants and agrees with Mortgagee as follows:
1. USE OF MORTGAGED PROPERTY. To develop the Mortgaged Property as a multi-use residential community (the “Project”) consisting of single family residential lots (the “Lots”) together with a golf course with no less than eighteen (18) holes with clubhouse and related amenities (the “Golf Course”) and other related common facilities and amenities (collectively the “Project”), to be constructed on the Mortgaged Property substantially in accordance with the Approved Site Plan. For purposes of this Mortgage, the Approved Site Plan shall mean the Master Site Plan, which is a conceptual site plan, shown on page 4 of 30 of WilsonMiller Project Number 03552-005-001-EPP00, Index Number D-3552-44, used to obtain SFWMD Environmental Resource Permit Number 36-05075-P (Lot 308 has been deleted), and as supplemented by Master Site Plan shown on Sheet 5 of 57 of WilsonMiller Project No. 03552-005-002-FLP00, Index Number D-3552-71. Mortgagor may change the Approved Site Plan as long as Mortgagor obtains Mortgagee’s consent, which consent shall not be unreasonably withheld, delayed or conditioned. In the event Mortgagee has acquired title to all or a portion of the Mortgaged Property through foreclosure, deed-in-lieu of foreclosure or otherwise, Mortgagee may change the Approved Site Plan without Mortgagor’s consent as long as such changes do not change Mortgagor’s Lots or materially and adversely change ingress, egress, drainage or utilities for Mortgagor’s Lots including ingress and egress to the Golf Course and any other amenities at the Project.
2. PAYMENT. To pay all sums secured hereby, together with interest and other appurtenant charges thereon, when the same shall become due, as provided in the Note, this Mortgage or other instruments referred to herein or evidencing any renewal or extension thereof.
3. TAXES AND OTHER PAYMENTS. To pay and discharge when due any taxes, assessments, levies, charges, liabilities, claims, liens, obligations, impositions and encumbrances of every nature and kind now on the Mortgaged Property, or that hereafter may be imposed, suffered, placed, levied or assessed thereon, or that hereafter may be levied or assessed upon this Mortgage or the indebtedness secured hereby, including, but not limited to, all impact fees, utility reservation fees, off-site impact fees or costs, as and when due, and to produce receipts therefor upon demand and to provide Mortgagee on or before December 31st of each year of the term hereof with receipts for payment of all real property taxes on the Mortgaged Property for such prior year. The failure of Mortgagor to provide the paid tax receipts as required herein shall constitute a monetary default hereunder if and only at such time as Mortgagor has still failed to provide the paid tax receipts after Mortgagee provides written notice to Mortgagor of its non-receipt of such paid tax receipts and Mortgagor fails to provide such receipts to Mortgagee within ten (10) business days after receipt of such a notice.
4. INSURANCE. (i) To keep the Mortgaged Property insured against loss or damage by fire and all perils included within the term “extended coverage endorsement” in an amount equal to its full replacement value, such insurance to be issued by companies approved by Mortgagee, which approval shall not be unreasonably withheld, delayed or denied. The policy or policies of insurance shall contain a standard mortgagee clause with loss payable to Mortgagee; and (ii) to maintain comprehensive general liability insurance for not less than Ten Million and no/100 Dollars ($10,000,000.00) against claims and liability for injury to persons or property occurring on the Mortgaged Property, including all appurtenant easements. All such policy or policies of insurance shall name Mortgagee as an additional insured and shall provide for not less than ten (10) days prior written notice of modification, cancellation, termination or expiration to Mortgagee.

5. REPAIRS; WASTE. To keep the Mortgaged Property in good condition and repair and to permit, commit, or suffer no waste, impairment or deterioration of any part thereof and Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to Mortgagor and, if Mortgagor so elects, Mortgagee shall be accompanied by a representative of Mortgagor on any such inspection. Mortgagor will not erect, build or construct upon any portion of the Mortgaged Property, any building or structure of any kind whatsoever, the erection, building or construction of which is not contemplated on or by the Approved Site Plan or, if not so contemplated on or by the Approved Site Plan, has not been otherwise previously approved by Mortgagee in writing.
6. GOVERNMENTAL REGULATION. To observe, abide by and comply with all statutes, ordinances, orders, permits, requirements, development agreements or decrees relating to the Mortgaged Property by any federal, state or municipal authority or subdivision thereof, and to observe and comply with all conditions and requirements necessary to preserve and extend the Permits, including without limitation any and all rights, licenses, consents, approvals, permits, development rights (including but not limited to, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Property or which have been granted to or contracted for by Mortgagor in connection with any existing, presently contemplated or future use of the Mortgaged Property. Mortgagor shall promptly provide to Mortgagee copies of all correspondence, memos, notices, claims or demands to or from any governmental authority relating to the Permits. Failure by Mortgagor to keep and maintain in full force and effect and in good standing all such Permits now or hereafter granted and acquired with respect to the Mortgaged Property and all development rights thereon shall constitute a default hereunder if and only at such time as Mortgagor has still failed to maintain any such Permit after Mortgagee provides written notice to Mortgagor of its failure to maintain any such Permit and Mortgagor fails to obtain or reinstate the applicable Permit and provide evidence thereof to Mortgagee within thirty (30) business days (or reasonable longer period as is necessary to obtain or reinstate the applicable Permit provided Mortgagor is diligently seeking such Permit or reinstatement within said thirty (30) business day period) after receipt of such a notice. If at any time during the term hereof, Mortgagee reasonably deems any Permits to be in jeopardy of loss, expiration or termination due to Mortgagor’s failure to comply with any requirement thereof, Mortgagee shall be entitled, upon reasonable notice under the circumstances to Mortgagor, to take all actions necessary to preserve those Permits and charge the reasonable costs thereof, including attorneys’ fees, to Mortgagor. Failure of Mortgagor to pay such costs within thirty (30) business days of written demand from Mortgagee shall be an additional event of default. In the event Mortgagee reacquires any portion of the Mortgaged Property through foreclosure, deed in lieu of foreclosure or otherwise, it is expressly agreed that the Mortgagor and Mortgagee shall be entitled to exercise the rights granted by and under the Permits to develop their respective portions of the Mortgaged Property in accordance with the Approved Site Plan.
7. FUTURE ADVANCES. Upon request of Mortgagor, Mortgagee, at Mortgagee’s sole option, within twenty (20) years from date of this Mortgage, may make future advances to Mortgagor. It is hereby specifically agreed that any sum or sums which may be loaned or advanced by the Mortgagee to the Mortgagor at any time after the recording of this Mortgage, together with interest thereon at the rate agreed upon at the time of such loan or advance, shall be equally secured with and have the same priority as the original indebtedness and be subject to all the terms and provisions of this Mortgage, providing that the aggregate amount of the principal outstanding at any time shall not exceed an amount equal to two times the principal amount originally secured hereby.

8. ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby grants a first assignment and pledge to Mortgagee, as additional security for the payment of indebtedness secured by this Mortgage, of any and all leases, written or oral, rents, income, profits, issues, and revenues, from whatever source derived existing now or hereafter on the Mortgaged Property; and Mortgagor covenants to observe all the obligations of the lessor in any leases and not to do or permit to be done anything to impair the security thereof; not to execute any other assignment of lease or assignment of rents of the Mortgaged Property; and not to alter, modify or change the terms of, or surrender, cancel or terminate any leases, without the prior written consent of Mortgagee, except at times when Mortgagor is not in default of its obligations under this Mortgage beyond any applicable grace or cure period, during which times Mortgagor shall have a free right to alter, modify, change the terms of, surrender, cancel or terminate any leases without the prior consent of Mortgagee other than the Rinker Leases (as defined in Paragraph 29 hereof), for which such consent shall not be unreasonably withheld, conditioned or delayed.
9. EMINENT DOMAIN. In the event of condemnation proceedings or a taking of all or any portion of the Mortgaged Property by eminent domain, the award or compensation payable thereunder (excluding Mortgagor’s reasonable third party costs not to exceed $50,000 in obtaining such proceeds and Mortgagor’s attorney’s fees) is hereby assigned to and shall be paid to Mortgagee to the extent of the sums due hereunder. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, Mortgagee may be represented by counsel selected by Mortgagee. In the event of a total condemnation or taking, the proceeds of any award or compensation so received by Mortgagee shall be applied to the prepayment of the Note and all sums due under this Mortgage, and the balance, if any, shall be paid over to Mortgagor. In the event of a partial condemnation or taking, Mortgagee shall pay over to Mortgagor such portion of the award or compensation so received by Mortgagee as is reasonably necessary to restore the portion of the remaining Mortgaged Property not condemned but affected by such condemnation or taking, and the balance shall be applied by Mortgagee as a prepayment of the Note.
10. EXPENSES OF COLLECTION. All sums secured by this Mortgage shall be payable at Mortgagee’s address set forth above, and, unless otherwise provided in this Mortgage, shall bear interest at the same rate per annum as the Note bears, from date of accrual until paid. If the Note or any other sums secured by this Mortgage shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by the option given to the Mortgagee to accelerate the maturity, Mortgagor agrees to pay all and singular the costs, charges and expenses, including attorneys’ fees through all stages of legal proceedings (including bankruptcy, pretrial, trial, appellate and administrative) reasonably incurred, or paid at any time by the Mortgagee because of the failure on the part of the Mortgagor to perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage or other instruments referred to herein, and every such payment shall bear interest at the rate which is five points higher than the rate of interest in effect under the Note at the time of such default from the date when such sums are due until paid.

11. TRANSFERS AND ENCUMBRANCES. Unless otherwise provided in this Mortgage, if, without Mortgagee’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed by Mortgagee, all or any part of the Mortgaged Property, or any interest therein, is sold, conveyed, leased, assigned or transferred in any manner or further encumbered by Mortgagor, whether voluntarily or by operation of law, then in that event Mortgagee may declare all sums secured by this Mortgage immediately due and payable. This provision shall not be construed to prevent Mortgagor from (i) entering into contracts to sell parcels of the Mortgaged Property which are to be released from the lien of this Mortgage at the closing of such contracts, or (ii) conveying portions of the Mortgaged Property to a property owner’s association, to the public or any other government entity, or (iii) encumbering the Mortgaged Property with the lien of financing provided for bonds issued by any CDD (defined below) and/or any and all assessment liens that shall secure bonds issued by any such CDD, or (iv) recording of Covenants, Conditions and Restrictions (CCRs), or (v) the Approved Plat, or (vi) the Development Order and the Consumptive Use Permit issued by Lee County, Florida, or (vii) the Restrictive Covenant Agreement.
12. INSOLVENCY. It shall be a default of this Mortgage if the Mortgagor shall (a) consent to the appointment of a Receiver, Trustee or Liquidator of all or a substantial part of the Mortgagor’s assets, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or answer seeking reorganization or arrangement of creditors, or to take advantage of any insolvency law, or (e) file an answer admitting the material allegations or a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceeding or (f) itself take action for the purpose of affecting any of the foregoing, or (g) if any order, judgment or decree shall be entered upon an application of a creditor or Mortgagor by a court of competent jurisdiction approving a petition seeking appointment of a Receiver, or Trustee of all or a substantial part of the Mortgagor’s assets and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) days.
13. MORTGAGEE’S PERFORMANCE OF DEFAULTED ACTS. If Mortgagor shall default, after the giving of notice and the lapse of any applicable grace or cure period, in any of the stipulations, agreements, conditions and covenants contained in the Note, this Mortgage or other instruments referred to herein, or in the payment of any taxes, assessments, levies, charges, liabilities, liens, claims, obligations, impositions and encumbrances on the Mortgaged Property, or fail to make any payment of any insurance premiums or other charges, or any other monies required to be paid under the Note, the Mortgage or other instruments referred to herein, or to keep the Permits in full force and effect and in good standing, or to keep the Mortgaged Property in good condition and repair or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of Mortgagor therein, then the Mortgagee may, at its option, subject to the notices and cure periods set forth in paragraph 14 below, take such action or pay such sums as Mortgagee deems advisable to cure such defaults including the prosecution or defense of litigation, and all expenditures made by the Mortgagee in that connection, including reasonable attorneys’ fees, shall be secured by the lien of this Mortgage, shall draw interest at the rate which is five percent (5%) higher than the rate of interest that would otherwise be in effect under the Note from the date when such sums are due until paid, and shall, at the option of the Mortgagee, be added to the unpaid principal amount due under the Note or be payable by Mortgagor immediately and without demand. Neither the right nor the exercise of the right herein granted unto the Mortgagee to make any such payments shall preclude the Mortgagee from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of the Mortgagor’s default in making such payments.

14. DEFAULT; ACCELERATION OF INDEBTEDNESS. (i) If any installment of the Note, whether of principal or interest or both, or the payment of any other sums of money referred to in this Mortgage, whether such payment is due to Mortgagee or to others, is not promptly and fully paid when due, and such default remains uncured for a period of fifteen (15) days after written notice thereof from Mortgagee to Mortgagor or (ii) in the event a nonmonetary breach or default be made by the Mortgagor in any one of the stipulations, agreements, conditions and covenants of said Note, this Mortgage, or any other documents or instruments executed and delivered by the Mortgagor to and in favor of the Mortgagee as security for, evidence of or otherwise connected with or incidental to the loan transaction or extension of credit evidenced by the Note and secured by this Mortgage, or if each and every one of said stipulations, agreements, conditions and covenants are not otherwise duly, promptly and fully discharged or performed and Mortgagor fails to cure such nonmonetary default within thirty (30) days after written notice thereof from Mortgagee to Mortgagor or if such default cannot be cured within such cure period, if Mortgagor fails to commence such cure within said thirty (30) days and thereafter diligently and in good faith pursues said cure and, in fact, cures said default within a reasonable time necessary to cure such default (subject to force majeure), (for purposes herein, any of such events described in clause (i) or (ii) above not cured within the applicable grace period are hereinafter referred to as an “Event of Default”) then the Mortgagee, at its option, may thereupon or thereafter declare the indebtedness evidenced by the Note as well as all other monies secured hereby, to be forthwith due and payable, whereupon the principal of and the interest accrued on the indebtedness evidenced and represented by the Note and all other indebtedness evidenced and represented by the Note and all other sums secured by this Mortgage shall immediately become and be due and payable as if all of said sums of money were originally stipulated to be paid on such day, and thereupon, without notice or demand, the Mortgagee may avail itself of all rights and remedies provided by law and may prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. The Mortgagee may foreclose this Mortgage as to the amount so declared due and payable, and the Mortgaged Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances, including, without limitation, a reasonable fee for the Mortgagee’s attorneys for pretrial, trial and appellate proceedings. The Mortgaged Property may be sold in one parcel, several parcels or groups of parcels, and the Mortgagee shall be entitled to bid at the sale and, if the highest bidder for the Mortgaged Property or any part or parts thereof, shall be entitled to purchase the same. The failure or omission on the part of the Mortgagee to exercise the option for acceleration of maturity and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option granted hereunder to Mortgagee when entitled to do so in any one or more instances, or the acceptance by Mortgagee of partial payment of the indebtedness secured hereby, whether before or subsequent to Mortgagor’s default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, at the option of Mortgagee, may be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

Any sums due and owing to Mortgagee hereunder or under the Note for any purpose whatsoever after an Event of Default shall bear interest at the rate which is five percent (5%) higher than the rate of interest that would otherwise be in effect under the Note from the date when such sums are due until paid to Mortgagee. All agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that under no contingency whatsoever, whether by reason of acceleration of the maturity of the Note, or otherwise, shall the amount paid, or agreed to be paid, to Mortgagee for the use, forbearance, or detention of the money to be loaned under the Note, or otherwise, or for the payment or performance of any covenant or obligation contained in the Note or this Mortgage, or other instrument evidencing, securing, or pertaining to the indebtedness evidenced by the Note, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of the Note or this Mortgage, or other instrument, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Mortgagee shall ever receive anything of value deemed interest by applicable law in an amount which would exceed interest at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note or to any other principal indebtedness of the Mortgagor to the Mortgagee, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and such other indebtedness, such excess shall be refunded to Mortgagor. All sums paid, or agreed to be paid, by Mortgagor for the use, forbearance, or detention of the indebtedness of Mortgagor to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Mortgagor and Mortgagee.
15. RECEIVER. Upon an Event of Default by Mortgagor, Mortgagee shall be entitled to the appointment by a court of competent jurisdiction of a receiver of the Mortgaged Property as a matter of absolute right and without notice; with power to collect the rents, issues and profits of the Mortgaged Property due and coming due during the pendency of an action to foreclose this Mortgage, without regard to the value of the Mortgaged Property or the solvency of any person liable for the payment of any sums secured hereunder. Mortgagor, for itself and any subsequent owner, hereby waives any and all defenses to the application for a receiver as above provided, and hereby specifically consents to such appointment without notice; but nothing contained in this Mortgage is to be construed to deprive the Mortgagee of any other right, remedy or privilege it may now have under the law to have a receiver appointed. This provision for the appointment of a receiver of the rents and profits and the assignment of such rents and profits is made an express condition upon which the loan hereby secured is made. The costs, fees and expenses incurred pursuant to the exercise of the foregoing powers shall be an additional indebtedness secured by the lien of this Mortgage.

16. WAIVER AND MODIFICATION. No modification or waiver hereof shall be effective between the Mortgagor and the Mortgagee unless it is in writing and duly executed by the party to be bound. Third parties shall be bound by any modification or waiver hereof in writing and duly recorded in the public records of the county in which the Mortgaged Property is located, or of which such third parties have actual notice. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:
a. Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation;
b. Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, on subordinating, modifying or otherwise dealing with the lien or charge hereof;
c. Exercise or refrain from exercising or waive any right Mortgagee may have;
d. Accept additional security of any kind; and
e. Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.
No waiver of any default on the part of Mortgagee or of any breach of any of the provisions of this Mortgage shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.
17. MORTGAGOR’S STATUS. Mortgagor represents and warrants that it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has partnership interests outstanding which have been duly and validly issued, and is qualified to do business and is in good standing in the State of Florida, with full power and authority to consummate the transactions contemplated hereby.

18. DEVELOPMENT REQUIREMENTS. It shall constitute an additional event of default under this Mortgage in the event that Mortgagor (subject to the notice and cure periods set forth at clause (ii) of paragraph 14 above):
a. Modifies or amends the Approved Site Plan without Mortgagee’s prior written approval which approval shall not be unreasonably withheld, delayed or conditioned, or fails to develop the Mortgaged Property in accordance with the Approved Site Plan and all Permits, development orders and development agreements pertaining thereto. Notwithstanding anything contained herein to the contrary, Mortgagor, without such action constituting an event of default under this Mortgage, shall be entitled to modify and/or amend any Permits, development orders and development agreements in order to effectuate development of the Mortgaged Property in accordance with the Approved Site Plan (as may be amended pursuant hereto) without the consent of Mortgagee so long as Mortgagor is not in default beyond any applicable grace or cure period and such modifications or amendments are made in the reasonable business judgment of Mortgagor and are consistent with the Approved Site Plan.
b. Following issuance of all permits, fails to maintain in full force and effect without material modification all Permits and other development rights in effect from time to time necessary to develop the Property in accordance with the Approved Site Plan. The parties hereto acknowledge that both the Mortgagor with respect to property released from the lien of this Mortgage and Mortgagee with respect to property remaining encumbered by the lien of this Mortgage, shall have the right to exercise the rights granted by the Permits to develop their respective properties in accordance with the Approved Site Plan in the event Mortgagee ever acquires or reacquires any of the Mortgaged Property pursuant to foreclosure, deed in lieu of foreclosure or otherwise. Mortgagee acknowledges that during the term of this Mortgage, Mortgagor shall have the right to assign its rights to develop unencumbered property granted by such Permits to its Lenders to secure financing for construction of the improvements thereon and the full development thereof. Mortgagor agrees that during the term of this Mortgage, Mortgagee shall be entitled to copies of all such Permits in existence now or created during the term hereof or as modified during the term hereof. Mortgagor shall promptly provide Mortgagee with copies of such Permits and all material correspondence, memoranda, notices, demands and other information pertaining to such Permits and the Approved Site Plan or other development rights with respect to the Mortgaged Property from or to all governmental agencies. Mortgagee shall have the rights to take all reasonable steps necessary to maintain all Permits and other development rights which are to expire or otherwise be adversely affected upon reasonable prior notice to Mortgagor. All reasonable expenses incurred by Mortgagee therefor shall be charged to Mortgagor and shall be paid to Mortgagee upon demand. Mortgagee acknowledges that any material modification of the Permits or the Approved Site Plan shall be a default hereunder unless Mortgagor first obtains Mortgagee’s written consent which shall not be unreasonably withheld or delayed.

19. RELEASE PROVISIONS.
a. Subject to the terms and conditions of this Paragraph 19, Mortgagee shall execute and deliver to Mortgagor partial releases of the Lots and the portion of the Mortgaged Property located North of Alico Road in Sections 6 and 7, Township 46 South, Range 26 East of Lee County, Florida consisting of approximately 389.658 acres as is more particularly described on Exhibit “A” attached hereto (“Section 6/7 Property”).
(i) No such releases will be executed without the “Applicable Release Payment” (as defined herein) being made to Mortgagee. Mortgagor shall receive credits (the “Release Credits”) for application to the Applicable Release Payment for the Section 6/7 Property and/or any Lots equal to: (x) the cash payment made by Mortgagor to Mortgagee at the Closing of the Purchase and Sale Agreement (hereafter defined) plus (y) principal payments made under the Note, including without limitation, awards or compensation resulting from condemnation proceedings or takings under the power of eminent domain, minus (z) the remaining payments (the “Remaining Rinker Payments”) due to Rinker Materials of Florida, Inc., its successors or assigns (hereafter “Rinker”) pursuant to Sections 2(a)(ii) and 2(a)(iii) of the Release Agreement (as defined in the Four Party Agreement). The Release Credits which are available to Mortgagor shall be increased dollar for dollar as the amount of the Remaining Rinker Payments are reduced by any cash payments made to Rinker by Mortgagor or any guarantor or by Rinker’s application of the Royalty Abatements and/or Set-off/Recoupment Rights in accordance with the Four Party Agreement (as such terms are defined therein) or by any other reductions thereto, subject to Rinker’s certified confirmation thereof. For example, if Rinker certifies on December 31, 2009, that an additional $1,000,000.00 of Royalty Abatements and/or Set-off/Recoupment Rights have been credited to reduce the Remaining Rinker Payments, the Release Credits which are available to Mortgagor pursuant to the Mortgage shall be increased by $1,000,000.00.
(ii) Mortgagee hereby acknowledges the receipt from Mortgagor of the $6,290,000.00 cash payment made by Mortgagor to Mortgagee at the Closing of the Purchase and Sale Agreement, the Special Principal Payment (as defined in the Note) of $3,775,000.00, the Second Principal Payment ( as defined in the Note) of $445,000.00 and the Third Principal Payment of $2,000,000.00 made concurrently with the execution and delivery of the Note and this Mortgage for a total of $12,510,000.00 in cash and principal payments (collectively, “Prior Payments”). Mortgagor and Mortgagee hereby acknowledge that the balance of the Remaining Rinker Payments is equal to $6,075,484.00 after giving effect to the royalties earned under the Rinker Leases to and including August 30, 2008. Thus, as of the date of this Mortgage and after giving effect to the Prior Payments and such royalties earned, $6,434,516.00 in Release Credits are available to Mortgagor to be applied to Applicable Release Payments.

(iii) It is anticipated that Mortgagor will obtain approval from Lee County, Florida to record one or more subdivision plats of all or part of the Land for the development of 336 Lots in accordance with the Approved Site Plan and the phase I development order for 180 Lots (“Phase 1 Development Order”) and a phase II development order for approximately 156 Lots (“Phase II Development Order”), subject to issuance thereof. The required release payment (“Per Lot Release Payment”) to obtain the release of each Lot from the lien of this Mortgage will be (A) an amount equal to $189,905.66 per Lot for the first 53 Lots, and (B) an amount equal to $212,279.15 per Lot for the remaining 283 Lots. Until the Note is paid in full, the total amount used to calculate the Per Lot Release Payment is $70,140,000 (“Total Partial Release Amount”) which is equal to ($189,906.66 x 53 Lots) + ($212,279.15 x 283 Lots). The required release payment to obtain the release of the Section 6/7 Property from the lien of this Mortgage is $5,000,000 (“Section 6/7 Release Payment”). The applicable release payment to obtain the release of any Lot or the Section 6/7 Property, whether it be a Per Lot Release Payment or the Section 6/7 Release Payment, is sometimes referred to herein as the “Applicable Release Payment”. Notwithstanding the foregoing, if the number of Lots approved on one or more subdivision plats of any portion of the Land recorded by Mortgagor in the Public Records of Lee County, Florida after approval by Lee County, Florida and Mortgagee (“Subdivision Plat” or “Subdivision Plats” if more than one) is more or less than 336 Lots, the Per Lot Release Payment required after the first 53 lots will determined by dividing $60,075,000 by the product of (the total number of Lots on the Subdivision Plats minus the 53 Lots agreed to be released for a Per Lot Release Payment of $189,905.66 per Lot). For example, if there are 340 Lots, the Per Lot Release Payment after the first 53 Lots will be $209,320.56 [calculated as follows: $60,075,000 / (340 Lots — 53 Lots) = $209,320.56], and, if there are 330 Lots, the Per Lot Release Payment after the first 53 Lots will be $216,877.26 [calculated as follows: $60,075,000 / (330 Lots — 53 Lots) = $216,877.26]. Notwithstanding the foregoing, after both the issuance of the Phase I Development Order and the release of the first 53 Lots from the lien of the Mortgage but prior to the issuance of the Phase II Development Order, the Applicable Release Payment required for all remaining Lots permitted by the Phase I Development Order shall be $212,279.15; and, in the event that the total number of Lots permitted by the Phase I Development Order and the Phase II Development Order and shown on the Subdivision Plats subsequently turns out to be more or less than 336 Lots, the Per Lot Release Payment required for all Lots in the Phase II Development Order (and any unreleased Lots in the Phase I Development Order) will be adjusted such that (A) the required Per Lot Release Payment for each remaining Lot will be the same, and (B) the payment of the last Per Lot Release Payment to Mortgagee will result in Mortgagee receiving the Total Partial Release Amount.

(iv) Additional Security for Mortgagee. As a requirement for recording any Subdivision Plat or Subdivision Plats for any portion of the Mortgaged Property, Mortgagor shall either: (i) include Mortgagee as an additional beneficiary on any bond, letter of credit or other security required by Lee County (the “Subdivision Bond”) in connection with the recording of such Subdivision Plat(s) to ensure completion of any subdivision infrastructure improvements located therein which Lee County requires to be bonded, or (ii) if Lee County does not allow Mortgagee to be named a beneficiary of the Subdivision Bond posted with Lee County, post a bond, letter of credit or other security for the benefit of Mortgagee (the “Mortgagee Bond”) in an equal amount and equal quality to and on substantially the same terms as the Subdivision Bond required to be posted with Lee County to ensure completion of such subdivision infrastructure improvements. If (i) Mortgagor does not complete such subdivision improvements on or before the date required under the Subdivision Bond provided to Lee County, or (ii) Mortgagee acquires title to the Mortgaged Property or a portion thereof through foreclosure, deed in lieu of foreclosure, or otherwise and Mortgagee completes such subdivision infrastructure improvements, Mortgagee and its successors and/or assigns shall have the right to draw on the Subdivision Bond or Mortgagee Bond, as applicable, provided to Mortgagee for payment of any cost which Mortgagee and its successors and/or assigns, expend to complete the subdivision infrastructure improvements secured by such Subdivision Bond or Mortgagee Bond. Mortgagor shall not have the right to have any Lot released unless (i) the Lot is included in a Subdivision Plat which has been recorded in Lee County, Florida and (ii) all of the requirements set forth herein with respect to the bonding of subdivision infrastructure improvements have been satisfied. However, none of the provisions of this subparagraph shall apply to the release of the Section 6/7 Property.

b. By its acceptance of this Mortgage and the Note, the Mortgagee agrees that, so long as the Mortgagor shall not be in default beyond any applicable grace or cure period at the time of any requested release, of any of the stipulations, agreements, conditions and covenants of the Note or this Mortgage, the Mortgagee shall, upon the request of the Mortgagor in accordance with the provisions of this Mortgage and the payment or prepayment on account of the principal amount of the indebtedness represented by the Note of the Applicable Release Payment hereinafter specified, release portions of the Mortgaged Property from the lien and encumbrance hereof upon and subject to the conditions, set forth herein. Notwithstanding the foregoing, regardless of the duration of any grace or cure periods or the absence thereof, if any such default has occurred, in all events Mortgagor shall have a fifteen (15) day period (the “Release Period”) from the delivery of a notice from Mortgagee to Mortgagor declaring any default and/or accelerating the Note to request a release of Lots and/or the Section 6/7 Property, subject to the satisfaction of the release requirements set forth in this Mortgage. After the expiration of the Release Period following any such default, Mortgagor shall not be permitted to request a release of Lots and/or the Section 6/7 Property unless Mortgagor has cured any such default within the applicable cure period provided in the Note or this Mortgage. In addition, prior to any such release Mortgagor shall have the right to cause a reduction in the balance of the Remaining Rinker Payments (by making payments to Rinker or obtaining a current certification from Rinker of the royalties earned or otherwise) and a corresponding increase in the balance of the available Release Credits for application to the Applicable Release Payments. For purposes hereof, the release of the Mortgaged Property from the Four Party Agreement such that Rinker shall have no claim against Mortgagee or the Mortgaged Property (other than the Section 6/7 Property if it is being or has been released from the Mortgage) for recovery of the Remaining Rinker Payments, shall be deemed a payment in full of the Remaining Rinker Payments.
(i) Release of Lots or Section 6/7 Property from the lien of this Mortgage. Mortgagor may elect, at any time prior to payment of the Note in full, by means of a written request delivered to Mortgagee (each and every such request being a “Release Request”) prior to the end of the Release Period, if applicable, to request the release from the lien of this Mortgage any Lots specified by Mortgagor as shown on a Subdivision Plat approved by Lee County or the Section 6/7 Property, upon payment to Mortgagee of the required Applicable Release Payment (as determined in accordance with the procedure set forth in Paragraph 19(a) above) including any election to apply Release Credits for such Lots or Section 6/7 Property which the Mortgagor desires to be released. Upon submission to Mortgagee of any such Release Request and the Applicable Release Payment (including any election to apply Release Credits) and, in the case of a Release Request pertaining to Lots, the applicable Subdivision Plat and the Subdivision Bond and Mortgagee Bond, if applicable, required pursuant to Paragraph 19(a) above, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the Lots or Section 6/7 Property identified by Mortgagor in such Release Request.

(ii) Application Against Minimum Annual Principal Payments. Mortgagor shall be required, at the times specified in the Note, to make the required Minimum Annual Principal Payments (as defined in the Note) due pursuant to the terms of the Note. All sums paid by Mortgagor in any given year for the release of Lots and/or the Section 6/7 Property, in accordance with any Release Request or otherwise, shall be credited towards the Minimum Annual Principal Payment due under the Note for such year (or if applicable, the following year or years until the credit is exhausted), thus thereby reducing the balance of the Minimum Annual Principal Payment due in such year by the amount so paid. In the event that Mortgagor does not make a Release Request in any given year or the Release Request(s) made by Mortgagor in any given year do not result in a payment to Mortgagee of the total amount of the Minimum Annual Principal Payment due for such year under the Note, then Mortgagor may specify to Mortgagee, at the time Mortgagor makes such year’s Minimum Annual Principal Payment or any balance thereof which is due, the Lots desired and identified by Mortgagor by reference to the Subdivision Plat to be released by Mortgagee (and/or the Section 6/7 Property desired by Mortgagor to be released) from the lien of this Mortgage, the value of which Lots (or Section 6/7 Property) shall not exceed the Minimum Annual Principal Payment. Upon delivery of any such Release Request and payment by Mortgagor to Mortgagee of any Minimum Annual Principal Payment, Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the Lots or Section 6/7 Property so requested by Mortgagor to be released. If at any time during the term of the Note, Mortgagor makes any payments of principal thereunder but does not desire any particular release at the time of such payment, then such payment shall increase the balance of Mortgagor’s Release Credits and at any time thereafter but prior to the end of the Release Period, if applicable, Mortgagor shall be entitled to submit a Release Request to Mortgagee requesting release of Lots or Section 6/7 Property and upon submission of such Release Request to Mortgagee and election to apply Release Credits in the amount of the Applicable Release Payment and in the case of Lots, the other deliveries required pursuant to Paragraph 19(a), Mortgagee shall deliver a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the Lots identified by Mortgagor by reference to the Subdivision Plat or the Section 6/7 Property, as may be requested by Mortgagor.

(iii) Release of Portions of the Mortgaged Property to be Used for Golf Courses and Infrastructure and Common Improvements. Notwithstanding anything contained herein to the contrary, from time to time upon satisfaction of the Project Infrastructure Release Conditions (hereinafter defined), Mortgagor shall be entitled to obtain a release from the lien of this Mortgage, without the necessity of any payment being made under the Note, of any portion of the Mortgaged Property shown on the Approved Site Plan (as such plan may be amended from time to time in accordance with Paragraph 1 hereof) to be designated for use as, or on which will be constructed, a golf course or golf courses, lakes, roads, utilities, rights-of-way, or other infrastructure improvements, common improvements or facilities (i.e., improvements or facilities which are for the common use and benefit of more than one lot or unit) for the benefit of and/or necessary or required for or by Mortgagor’s development, the public, any homeowner’s association or any community development district, all as contemplated by the Approved Site Plan (the golf courses and other infrastructure improvements and common facilities shall be hereinafter collectively referred to as the “Approved Common Infrastructure Improvements”). Should Mortgagor at any time desire to have released any portion of the Mortgaged Property for the purpose of using such portions of the Mortgaged Property for Approved Common Infrastructure Improvements, Mortgagor shall deliver a written request to Mortgagee (each and every such request being a “Project Infrastructure Release Request”) wherein Mortgagor shall specify the acreage tracts to be released and the use for such acreage tracts, which request shall be accompanied by evidence, or state the date on which such evidence is estimated to be available, that all of the following conditions (“ Project Infrastructure Release Conditions”) have been satisfied by Mortgagor: (i) Mortgagor shall not be in default under this Mortgage at the time of any requested release beyond the end of the Release Period, unless such default is cured within the applicable grace or cure period; (ii) Mortgagor has entered into a construction contract with an unaffiliated contractor for the construction of the particular improvements that qualify as Approved Common Infrastructure Improvements on the land requested by Mortgagor to be released, which construction contract shall only include the particular Approved Common Infrastructure Improvements to be constructed on the land to be released, and (iii) the land to be released shall only include the land necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (iv) Mortgagor shall have obtained a surety payment and performance bond for the work subject to the construction contract in the amount of 100% of the construction contract price, (v) Mortgagor shall have obtained all development and/or building permits necessary for construction of the Approved Common Infrastructure Improvements which are the subject of the construction contract, (vi) at the time of such release, Mortgagor shall assign to Mortgagee as additional and collateral security Mortgagor’s rights under the construction contract and the surety bonds (such collateral security agreements shall allow Mortgagor to exercise all rights thereunder as the owner) and (vii) in respect to any land to be released for a Golf Course to be constructed in accordance with the Approved Site Plan, then also, the Golf Course shall be made subject to a declaration of covenants, conditions and restrictions, that cannot be amended without the consent of Mortgagee that (a) restricts the use of the Golf Course land being released to only a golf course and (b) provides for play on the golf course when it is completed by all owners of lots and/or units in the land remaining encumbered by this Mortgage and allows such owners to purchase memberships in the applicable golf club on the same basis as the owners of lots and/or units in the Mortgaged Property that has been released from the lien of this Mortgage. Upon the submission by Mortgagor to Mortgagee of any Project Infrastructure Release Request with evidence appropriate to show satisfaction of the above conditions, Mortgagee shall execute a partial release of mortgage, sufficient for recording in the official records of Lee County, Florida, which releases from the lien of this Mortgage the portion of the Mortgaged Property which is the subject of the Project Infrastructure Release Request.

(iv) Security Withdrawal. Notwithstanding any provision in the Mortgage to the contrary, if Mortgagee acquires title to all or any part of the Mortgaged Property through foreclosure or deed in lieu of foreclosure or otherwise, Mortgagor shall have the right to withdraw the Subdivision Bond that it posted with Lee County in connection with the recording of any Subdivision Plat(s) (“Security Withdrawal”), subject to compliance with the requirements of this subparagraph, as long as no sales of Lots or any other portion of the Mortgage Property have been made to third parties, provided that Mortgagor provides written notice of such election to Mortgagee within the later to occur of i) 120 days of such transfer of title to Mortgagee, or ii) in the event any appeal, bankruptcy filing or other legal proceeding is instituted in a court of competent jurisdiction challenging any foreclosure, deed in lieu of foreclosure or other transfer of title, thirty (30) days after a final nonappealable adjudication is rendered which affirms such foreclosure, deed in lieu of foreclosure or other transfer of title (“Final Vesting”). In such event, Mortgagee and its successors and assigns shall have the right to replace such Subdivision Bond provided by Mortgagor to Lee County and if the Subdivision Bond is not replaced within ninety (90) days from the later to occur of i) the time Mortgagor provides Mortgagee notice of such election, or ii) Final Vesting, Mortgagor may proceed to vacate the Subdivision Plat(s). In such event, as part of such Security Withdrawal, notwithstanding any provision contained in this Mortgage or otherwise to the contrary, Mortgagor will reconvey by special warranty deed to Mortgagee any Lots and other portions of the Mortgaged Property, if any, which have been released to Mortgagor from the Mortgage, except for the Section 6/7 Property which Mortgagor shall be entitled to retain in the event of a Security Withdrawal. The special warranty deed shall be subject only to the “Permitted Exceptions”, as hereinafter defined. All documentary stamp taxes shall be paid by Mortgagor. All real estate taxes, CDD assessments and other special assessments shall be prorated as of the date of transfer. Mortgagor shall pay for owner’s title insurance for Mortgagee at promulgated rate which will be supplied by Mortgagee’s counsel or title company selected by Mortgagee. “Permitted Exceptions” shall mean the matters set forth on Exhibit “B”, all items affecting title created by Mortgagee, all matters affecting title which were reasonably created in obtaining development approvals relating to the Mortgaged Property, all easements created for utilities, drainage or access, all matters which would be shown by an accurate survey of the Mortgaged Property and any other matters of record approved by Mortgagee (collectively, the “Permitted Exceptions”). The provisions of this subparagraph (iv) and the last sentence of Section 1 hereof (collectively, the “Surviving Provisions”) shall survive foreclosure or a deed in lieu of foreclosure or other transfer of title and the obligations of Mortgagor and Mortgagee relating thereto shall remain binding and enforceable against Mortgagor and Mortgagee and their respective successors and assigns even after a foreclosure or deed in lieu of foreclosure or other transfer of title has occurred. Mortgagee can record an affidavit of its compliance with any of the requirements of the Surviving Provisions and the Mortgage and Mortgagor acknowledges that any third party shall have the right to rely upon such affidavit.

c. Notwithstanding any provision herein to the contrary, in the event that any release of property requested by Mortgagor would result in any of the Mortgaged Property remaining encumbered by the lien of this Mortgage being landlocked without access to publicly dedicated roads and/or utility systems, then as a condition to such release, Mortgagor shall grant and/or Mortgagee shall retain, as appurtenant easements to such remaining portions of the Mortgaged Property encumbered by the lien of this Mortgage, easements in form and content reasonably necessary over the portion(s) of the Mortgaged Property which has been released from the lien of this Mortgage sufficient to allow Mortgagee access to public roads and/or utility systems. Such easements to the extent practical shall conform to the development of the Mortgaged Property contemplated by the Approved Site Plan.
d. As used in this Mortgage, the term “Purchase and Sale Agreement” shall mean that certain Third Amended and Restated Agreement for Purchase and Sale, dated August 29, 2003, by and between Mortgagor and Mortgagee, as amended by First Amendment to Third Amended and Restated Agreement for Purchase and Sale dated December 5, 2003, as amended by the Second Amendment to Third Amended and Restated Agreement for Purchase and Sale dated February 18, 2004, as amended by that certain “1031 Exchange” Amendment to Third Amended and Restated Agreement for Purchase and Sale dated April 29, 2004, as amended by the Third Amendment to Third Amended and Restated Agreement for Purchase and Sale dated June 9, 2005 (“Third Amendment”), as amended by the Fourth Amendment to Third Amended and Restated Agreement for Purchase and Sale dated June 30, 2005 (“Fourth Amendment”), as amended by the Fifth Amendment to Third Amended and Restated Agreement for Purchase and Sale dated as of July 7, 2005, as assigned in part by Mortgagee to First American Exchange Company, LLC (“First American”) pursuant to that certain Assignment Agreement (Relinquished Property), dated July 8, 2005, and as amended by the Sixth Amendment to Third Amended and Restated Agreement dated as of December 27, 2007. In the event of any conflict or inconsistency between any terms or provisions of this Mortgage or the Note with any terms or provisions of the Purchase and Sale Agreement, the terms and provisions of this Mortgage and the Note shall control.

20. SUBORDINATION OF THE LIEN OF THIS MORTGAGE. Notwithstanding anything contained in this Mortgage to the contrary, Mortgagee shall consent, and agree to make subordinate the lien of this Mortgage, to financing provided through one or more community development districts (“CDD”) established under Florida law in respect to the development of the Mortgaged Property and any and all assessment liens that shall secure bonds issued by any such CDD, for the construction of (i) any Approved Common Infrastructure Improvements, (ii) other off-site improvements required by any governmental authority or otherwise to be constructed by Mortgagor in connection with Mortgagor’s rezoning of the Property, or in connection with any permits or approvals required for the development of the Property, (iii) improvements made in connection with obligations placed on Mortgagor pursuant to the Purchase and Sale Agreement, and (iv) road improvements made in connection with and/or pursuant to an agreement by and between Mortgagor and Florida Gulf Coast University. Mortgagee agrees that it shall provide its written consent, as evidenced by Mortgagee’s signature on any documentation reasonably required to be executed by Mortgagee in order to effectuate such consent and subordination, to any issuance of bonds through any CDD and to the subordination of the lien of this Mortgage to such financing and any and all assessment liens that secure bonds issued by any such CDD, provided that such CDD is formed in accordance with, and subject to the provisions of, the laws of the State of Florida, and that the funds raised by the issuance of the bonds shall be used to pay solely for improvements contemplated by the Approved Site Plan (as such plan may be amended in accordance with the terms of the Purchase and Sale Agreement) or made pursuant to romanettes (i), (ii), (iii) or (iv) of the preceding sentence, provided in no event shall any of the proceeds of the bonds issued by any CDD be used to pay the salaries of any employees of any CDD. Mortgagee, upon request, and only for as long as this Mortgage remains outstanding to secure the payment of sums due under the Note, or such earlier period of time as may be required by Florida law, may require Mortgagor to appoint to the Board of Supervisors of any CDD established in connection with any portion of the Mortgaged Property, as many board members elected by Mortgagee as are required for Mortgagee to have control over any such Boards of Supervisors. Mortgagor hereby collaterally assigns to Mortgagee as additional security all rights and/or entitlements appurtenant to the Mortgaged Property arising from any CDD applicable to the Mortgaged Property, reserving all such rights in favor of Mortgagor, subject to the terms hereof, so long as this Mortgage is outstanding.
Mortgagee shall also consent and agree to make subordinate the lien of this mortgage to the following: (i) Covenants, Conditions and Restrictions (“CCRs”) for the Mortgaged Property as the same may be subsequently recorded in the public records of Lee County, Florida, Mortgagee shall have the right to approve the proposed CCRs, which approval shall not be unreasonably withheld, conditioned or delayed; (ii) Property Subdivision Plat as the same shall be approved by Lee County, Florida; and (iii) Development Order issued by Lee County, Florida; and (iv) as to the portion of the Mortgaged Property located in Sections 5 and 8 north of Alico Road, a Restrictive Covenant Agreement in favor of Lee County restricting the use thereof to non-residential agriculture, mining and passive recreational uses (the “Restrictive Covenant Agreement”).
21. FINANCIAL STATEMENTS. Within ninety (90) days after the close of each calendar year following Mortgagor’s filing of a Subdivision Plat for any portion of the Mortgaged Property, Mortgagor shall provide Mortgagee an annual statement of the operations of and the financial condition of Mortgagor and the Mortgaged Property, certified by Mortgagor, and if Mortgagee shall require, by an independent certified public accountant. For so long as any amounts payable hereunder remain outstanding, Mortgagee shall have the right at all reasonable times to enter on and inspect the Mortgaged Property and the applicable books and financial records; and at any time after an Event of Default hereunder, the Mortgagee is authorized, without notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof and to perform any acts which the Mortgagee deems proper or necessary to conserve the security herein intended to be provided, and to collect and receive all rents, issues and profits thereof and therefrom, including those past due as well as those accruing thereafter.

22. SEVERABILITY. If any one or more of the provisions contained in this Mortgage or in the Note for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
23. FURTHER ASSURANCES. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.
24. GOVERNING LAW, VENUE AND BINDING EFFECT. The interpretation and enforcement of the stipulations, agreements, conditions and covenants of this Mortgage shall be governed by and construed in accordance with the laws of the State of Florida and shall bind, and the benefits and advantages shall inure to, and be enforceable by Mortgagor and Mortgagee as well as their respective personal representatives, heirs, successors and assigns. Lee County, Florida shall be the exclusive venue for any litigation arising under this Mortgage. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest permitted in the State of Florida. Whenever used, the singular name shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. When executed by two or more persons or entities as Mortgagor, the parties so executing shall be bound jointly and severally. The term “Mortgagee” shall also include any lawful owner, holder or pledgee of any indebtedness secured hereby.
25. NOTICE. Any notices required or permitted to be given under this Mortgage or the Note shall be in writing and shall be deemed given if delivered by hand, sent by recognized overnight courier (such as Federal Express), transmitted via facsimile transmission or mailed by certified or registered mail, return receipt requested, in a postage pre-paid envelope, and addressed as follows:

As to Mortgagee:	Alico-Agri, Ltd.
c/o Alico, Inc.
Attn: Dan L. Gunter, CEO
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
Telephone: 863-675-2966
Facsimile: 863-675-5799

With a copy to:	Alico, Inc.
Attn: Don Schrotenboer, Vice President Real Estate
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
Telephone: 863-675-5113
Facsimile: 863-675-5799

Ruden McClosky et al.
Attn: John L. Farquhar, Esq.
5150 Tamiami Trail North, Suite 502
Naples, FL 34103
Telephone: 239-659-1100
Facsimile: 954-333-4037

As to Mortgagor:	Ginn-LA Naples, Ltd. LLLP
Attn: Edward R. Ginn, III
215 Celebration Place, Suite 200
Celebration, Florida 34747
Telephone: 321-939-4700
Facsimile: 321-939-4800

With a copy to:	Mr. Robert Gidel
The Ginn Company
215 Celebration Place Suite 200
Celebration, FL 32137
Telephone: 321-939-4771
Facsimile: 321-939-4800

With a copy to:	Bruce A. Wobeck, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326
Telephone: 404-504-7739
Facsimile: 404-365-9532

With a copy to:	John G. Morris, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326-1044
Telephone: 404-572-7722
Facsimile: 404-365-9532
unless the address is changed by the party by like notice given to the other parties. Notice given by hand delivery shall be deemed received on the date delivered if delivered on a business day during business hours, otherwise it shall be deemed delivered on the next business day. Notice given by certified or registered mail, return receipt requested, postage pre-paid, shall be deemed delivered three (3) days following the date mailed. Notice sent by recognized overnight courier (such as Federal Express) shall be deemed received on the next business day. Notices given by facsimile shall be deemed received if sent as confirmed by confirmation of transmission by telecopier retained by the sender shall be proof of such sending and it shall be deemed received at that time if such time is during business hours on a business day, otherwise it shall be deemed received on the next business day. Any notice refused shall be deemed to be accepted on the earlier of the time frame set forth in this notice provision or when actually refused. Failure to give any of the copies in addition to the primary notice shall not affect the validity of the notice. Counsel may give notice on behalf of the parties.

26. TIME. Time is of the essence for all obligations hereunder.
27. EXCULPATION. Mortgagor shall be exculpated from personal liability for payment of the indebtedness secured by this Mortgage, and the Mortgagee by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment therefor against the Mortgagor, its successors or assigns and that Mortgagee’s sole remedy therefor shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided herein or such other rights in or recourse to property, real and personal, hypothecated by Mortgagor hereunder.
28. WAIVER OF JURY TRIAL. MORTGAGOR HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF THE NOTE, THIS MORTGAGE OR ANY OTHER SECURITY DOCUMENTS, OR ACTS OR OMISSIONS OF MORTGAGEE PERTAINING THERETO.
29. SUBORDINATION. Notwithstanding any provision of this Mortgage or the Note to the contrary, it is understood and agreed by Mortgagee that the lien, terms, covenants and conditions of this Mortgage are and shall be subordinate in all respects, to the following agreements: Aggregate Mining and Plant Agreement (Sections 6 and 7, North of Alico Road, Lee County, Florida), dated July 12, 2005 by and between Mortgagor and Rinker and Aggregate Mining Agreement (Sections 5 and 8, North of Alico Road, Lee County, Florida), dated July12, 2005, by and between Mortgagor and Rinker (collectively, “Rinker Leases”), as modified by that certain Four Party Agreement dated as of December 27, 2007 by and among Mortgagor, Mortgagee, Rinker and Ginn-LA West FM (the “Four-Party Agreement”), together with any amendments, modifications, extensions or renewals of the foregoing as may be approved by Mortgagee in accordance with Paragraph 8 hereof. Notwithstanding any provision in this Mortgage to the contrary, Mortgagee (i) acknowledges and consents to the Rinker Leases and agrees that the lien of this Mortgage does not and will not include or encumber the rock, sand, limerock, soil materials (over burden) and their by-products located in, on or under on the Land; and (ii) acknowledges and agrees that, in the event of a foreclosure, deed in lieu of foreclosure, or other conveyance of title to any or all of the Mortgaged Property, Mortgagee, its nominee or any other purchaser at foreclosure shall remain bound by and subject to Rinker’s “Royalty Abatements” and “Set-off/Recoupment Rights,” as those terms are defined in the Four-Party Agreement.

30. Construction of Mortgage. Each of Mortgagor and Mortgagee have participated fully in the negotiation and preparation hereof and, accordingly, this Mortgage shall not be more strictly construed against either of the parties. Mortgagor and Mortgagee acknowledge and agree that this Mortgage shall not constitute a novation of the Original Amended Mortgage.
31. Counterparts. This Mortgage, and any subsequent amendments hereto, may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument.
[SIGNATURE PAGE COMMENCES ON FOLLOWING PAGE]

[SIGNATURE PAGE CONTINUED FROM PREVIOUS PAGE]
IN WITNESS WHEREOF, the Mortgagor and Mortgagee have executed this Mortgage as of the day and year first above written.

WITNESSES:	“MORTGAGOR”

GINN-LA NAPLES LTD., LLLP, a Georgia limited liability partnership
Signature

Print Name	By:	Ginn-Naples GP, LLC, a Georgia limited liability company, its sole General Partner

By:

Signature
Name:

Print Name
Title:

STATE OF	)
) SS:
COUNTY OF	)
The foregoing instrument was acknowledged before me this                      day of                     , 2008, by                                         , as                                         , of Ginn-Naples, GP, LLC, on behalf of Ginn-LA Naples Ltd., LLLP, a Georgia limited liability limited partnership. He/She is personally known to me or has produced                                          as identification.

Notary Signature

(Notary Name Printed)

(NOTARY SEAL)
Notary Public
Commission No.

[SIGNATURE PAGE COMMENCES ON FOLLOWING PAGE]

[SIGNATURE PAGE CONTINUED FROM PREVIOUS PAGE]

WITNESSES:	“MORTGAGEE”

ALICO-AGRI, LTD., a Florida limited partnership
Signature

Print Name	By:	Alico, Inc., a Florida corporation, its general partner

By:

Signature
Name:

Print Name
Title:

STATE OF	)
) SS:
COUNTY OF	)
The foregoing instrument was acknowledged before me this                      day of October, 2008, by                                         , as                      of Alico, Inc., a Florida corporation, in its capacity as general partner of ALICO-AGRI, LTD., a Florida limited partnership. He/She is personally known to me or has produced                                          as identification.

Notary Signature

(Notary Name Printed)

(NOTARY SEAL)
Notary Public
Commission No.

CROCKETT RECONVEYANCE AGREEMENT
This Crockett Reconveyance Agreement (“Agreement”) is made and entered into as of the 3rd day of October, 2008, by and among ALICO-AGRI, LTD., a Florida limited partnership (“Alico”) and WEST FM CROCKETT, LLC, a Georgia limited liability company (“Crockett”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Agreement dated September 28, 2006 by and among Alico, Crockett and other parties, as amended by that certain First Amendment to Agreement dated as of the 28th day of September, 2007, that certain Second Amendment to Agreement dated as of the 27th day of December, 2007, and the Extension Agreement dated as of September 28, 2008, all of which are collectively referred to herein as the “West Option Agreement”, Alico conveyed certain property referred to as the “Crockett Property” to Crockett by that certain Special Warranty Deed dated as of the 28th day of September, 2006, and recorded on December 22, 2006, as Instrument #2006000474153, of the Public Records of Lee County, Florida (“Crockett Deed”); and
WHEREAS, as part of the purchase of the Crockett Property, Crockett gave Alico a promissory note in the amount of $11,410,000.00 (the “Crockett Note”), which was secured by a Mortgage and Security Agreement recorded as Instrument #2006000474155, of the Public Records of Lee County, Florida (“Crockett Mortgage”); and
WHEREAS, Crockett and Alico have agreed that Crockett will reconvey the Crockett Property to Alico.
NOW, THEREFORE, in order to carry out this Agreement and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1. Transfer and Release. Crockett shall convey the Crockett Property back to Alico by Special Warranty Deed. The Special Warranty Deed will contain exceptions for real estate taxes for 2008 and subsequent years, those items reflected in the Crockett Deed, and such other exceptions as the parties have previously consented to or consent to as part of this transaction. Upon conveyance of the Crockett Property pursuant to the terms hereof, Crockett shall be released from the obligations pursuant to the Crockett Note and Crockett Mortgage and the parties shall have no further rights or obligations thereunder, except as set forth in this Agreement, or under the West Option Agreement, except as specifically set forth in the West Termination Agreement, and each of Alico and Ginn, and their respective partners, members, officers, directors and affiliates, shall be released from any and all claims, demands, causes of action, counterclaims, rights of setoff or other actions that either of them may have against the other arising from or relating to the Crockett Note, the Crockett Mortgage, the West Option Agreement or the Crockett Property, except those obligations set forth in this Agreement and in the West Termination Agreement.

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2. Taxes. Crockett shall be required to pay one-half of the 2008 real estate taxes on the Crockett Property through October 3, 2008, to Alico at the time of the reconveyance of the Crockett Property. Alico shall have the responsibility for payment of the 2008 real estate taxes on the Crockett Property.
3. Title Insurance. Alico shall cause its counsel to obtain a title insurance commitment through Stewart Title Insurance Company, or another major title insurance company reasonably acceptable to the parties. Crockett will provide the standard affidavits and related documentation to delete the standard exceptions from the title commitment. Alico shall pay the cost of the title insurance premium at promulgated rate, the charges for the title search and the documentary stamps, if any. For purposes of computing the documentary stamps and title insurance premium, the present outstanding balance due on the Crockett Mortgage of $11,410,000.00 shall be used.
4. Documents and Reports. Crockett shall supply to Alico copies of all documentation provided by third party consultants in their possession (other than attorney client materials and any internal memoranda or reports) relating to the Crockett Property to the extent not previously delivered to Alico, including, but not limited to, surveys, land planning materials, environmental reports, environmental clean up materials, entitlement information, existing conditions of fines, and the name of all consultants who could provide information and authorization for such consultants to reproduce copies of all materials relating to the Crockett Property, at Alico’s expense, and to perform services if retained by Alico.
5. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered by hand, sent by recognized overnight courier (such as Federal Express), transmitted via facsimile transmission or mailed by certified or registered mail, return receipt requested, in a postage pre-paid envelope, and addressed as follows:

As to Alico:	Alico-Agri, Ltd.
c/o Alico, Inc.
Attn: Dan L. Gunter, President & CEO
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
	Telephone:	863-675-2966
	Facsimile:	863-675-5799

With a copy to:	Alico, Inc.
Attn: Don Schrotenboer, Vice President Real Estate
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
	Telephone:	863-675-5113
	Facsimile:	863-675-5799

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With a copy to:	Ruden McClosky et al.
Attn: John L. Farquhar, Esq.
5150 Tamiami Trail North, Suite 502
Naples, FL 34103
	Telephone:	239-659-1100 Ext. 7102
	Facsimile:	954-333-4037

As to Crockett:	West FM Crockett, LLC
Attn: Edward R. Ginn, III
215 Celebration Place, Suite 200
Celebration, Florida 34747
	Telephone:	321-939-4700
	Facsimile:	321-939-4800

With a copy to:	Bruce A. Wobeck, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326
	Telephone:	404-504-7739
	Facsimile:	404-365-9532

With a copy to:	John G. Morris, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326-1044
	Telephone:	404-572-7722
	Facsimile:	404-365-9532

With a copy to:	Robert Gidel
The Ginn Company
215 Celebration
Place, Suite 200
Celebration, FL 32137
	Telephone:	321-939-4771
	Facsimile:	321-939-4800
unless the address is changed by the party by like notice given to the other parties. Notice given by hand delivery shall be deemed received on the date delivered if delivered on a business day during business hours, otherwise it shall be deemed delivered on the next business day. Notice given by certified or registered mail, return receipt requested, postage pre-paid, shall be deemed delivered three (3) days following the date mailed. Notice sent by recognized overnight courier (such as Federal Express) shall be deemed received on the next business day. Notices given by facsimile shall be deemed received if sent as confirmed by confirmation of transmission by telecopier retained by the sender shall be proof of such sending and it shall be deemed received at that time if such time is during business hours on a business day, otherwise it shall be deemed received on the next business day. Any notice refused shall be deemed to be accepted on the earlier of the time frame set forth in this notice provision or when actually refused. Counsel may give notice on behalf of the parties.

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6. This Agreement shall be construed and governed in accordance with laws of the State of Florida and in the event of any litigation hereunder, the venue for any such litigation, shall be exclusively in Lee County, Florida. All of the parties to this Agreement have participated fully in the negotiation and preparation hereof and, accordingly, this Agreement shall not be more strictly construed against any one of the parties hereto.
7. In the event any provision of this Agreement is determined by appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or reconstrued as such authority determines, and the remainder of this Agreement shall be construed to be in full force and effect.
8. In the event of any litigation between the parties under this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs through all trial, appellate levels and post-judgment proceedings. The provisions of this paragraph shall survive the closing and any termination or cancellation of this Agreement.
9. In construing this Agreement, the singular shall be deemed to include the plural, the plural shall be deemed to include the singular and the use of any gender shall include every other gender and all captions and Paragraph and or Section headings shall be discarded and the terms Section or Paragraph may be used interchangeably.
10. This Agreement constitutes the entire agreement between the parties for the reconveyance of the Crockett Property, and supersedes any other agreement or understanding of the parties with respect to such matters. This Agreement may not be changed, altered or modified except in a writing signed by the party against whom enforcement of such a change would be sought. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns.
11. No waiver of any provision of this Agreement shall be effective unless it is in writing, signed by the party against whom it is asserted and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.
12. This Agreement shall be dated as of October 3, 2008, and shall be effective when signed by all of the parties to this Agreement and a fully executed Agreement has been delivered to all parties.
13. This Agreement, and any subsequent amendments hereto, may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument. Facsimile transmission signatures or other copies shall have the same validity as original signatures.

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14. Each of the parties hereto agree to execute, acknowledge and deliver and cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers and assurances as shall reasonably be requested of it in order to carry out this Agreement and give effect thereto. This provision shall survive the closing.
15. The terms of this Agreement shall survive the conveyance from Crockett to Alico as to the enforceability of the rights and obligations of the parties pursuant to this Agreement.
IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Signed, sealed and delivered	SELLER:
in the presence of:
ALICO-AGRI, LTD., a Florida limited partnership

	By:	ALICO, INC., a Florida corporation
	Its:	General Partner

By:

Printed Name:		DAN L. GUNTER, CEO & President

Printed Name:

(CORPORATE SEAL)

CROCKETT:

WEST FM CROCKETT, LLC, a Georgia limited liability company

By:

Printed Name:	Printed Name:
Title:

Printed Name:

(CORPORATE SEAL)

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EXHIBIT “A”
LEGAL DESCRIPTION
WEST FM CROCKETT, LLC.
Sections 18 & 19, Township 46 South, Range 26 East
LEE COUNTY, FLORIDA
A parcel of land lying in Sections 18 and 19, Township 46 South, Range 26 East, Lee County, Florida, lying south of Alico Road, and being more particularly described as follows:
COMMENCE at the intersection of the West line of a Florida Power & Light easement (110 feet wide) as described in Official Records Book 221, page 191 of the Public Records of Lee County, Florida and the maintained South right-of-way line of Alico Road (100 feet wide); thence, along South right-of-way line of Alico Road (100 feet wide), N.88°59’33”E., 235.00 feet to an intersection with the East line of Florida Power & Light easement (125 feet wide) as described in Official Records Book 730, page 622 of the aforementioned Public Records; thence, along the East line of said Florida Power & Light easement (125 feet wide) as described in Official Records Book 730, page 622 of the aforementioned Public Records for the following two (2) courses:
1.	S.00°50’47”E., 4,888.13 feet;

2.	S.00°50’47”E., 4,718.17 feet
to an intersection with the North line of the South 890.43 feet of the West 565 feet of the aforementioned Section 18 and the POINT OF BEGINNING; thence, continue, along the East line of the aforementioned Florida Power & Light easement (125 feet wide) as described in Official Records Book 730, page 622 of the aforementioned Public Records for the following three (3) courses:
1.	S.00°50’47”E., 888.10 feet;

2.	S.00°50’13”E., 2,639.97 feet;

3.	S.00°48’26”E., 2,645.82 feet
to the South line of the Southwest one-quarter of the aforementioned Section 19; thence, along said South line, S.89°21’56”W., 565.00 feet to the Southwest corner of the aforementioned Section 19; thence, along the West line of the Southwest one-quarter of the aforementioned Section 19, N.00°48’26”W., 2,643.97 feet; thence, along the West line of the Northwest one-quarter of the aforementioned Section 19, N.00°50’13”W., 2,639.78 feet; thence, along the West line of the Southwest one-quarter of the aforementioned Section 18, N.00°50’47”W., 890.44 feet to an intersection with the North line of the South 890.43 feet of the West 565 feet of the aforementioned Section 18; thence, along said North line N.89°23’43”E., 565.01 feet to the POINT OF BEGINNING.
Said parcel contains 80.081 acres, more or less.
as shown on that certain Boundary Survey — West FM Crockett, LLC prepared by Wilson Miller, Inc., dated 9/15/06, last revised 12/19/06, Drawing No. D-03552-93, containing the Stamp and Seal of Mark D. Haines, Florida Professional Surveyor and Mapper No. LS 5312.

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THIS THIRD AMENDED AND RESTATED RENEWAL PROMISSORY NOTE (“NOTE”) AMENDS, RESTATES, RENEWS AND SUPERSEDES THAT CERTAIN SECOND AMENDED AND RESTATED RENEWAL PROMISSORY NOTE DATED SEPTEMBER 28, 2007 (THE “SECOND AMENDED NOTE”) EXECUTED BY GINN-LA NAPLES LTD., LLLP, A GEORGIA LIMITED LIABILITY LIMITED PARTNERSHIP (“GINN-LA NAPLES”), IN FAVOR OF ALICO-AGRI, LTD., A FLORIDA LIMITED PARTNERSHIP (“ALICO-AGRI, LTD.”), WHICH AMENDED, RESTATED, RENEWED AND SUPERSEDED THAT CERTAIN AMENDED AND RESTATED RENEWAL PROMISSORY NOTE DATED JULY 12, 2005 (THE “AMENDED NOTE”), EXECUTED BY GINN-LA NAPLES, IN FAVOR OF ALICO-AGRI, LTD., WHICH AMENDED, RESTATED, RENEWED AND SUPERSEDED THAT CERTAIN PROMISSORY NOTE DATED JULY 12, 2005 (“ORIGINAL NOTE”) EXECUTED BY GINN-LA NAPLES, IN FAVOR OF FIRST AMERICAN EXCHANGE COMPANY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, IN THE ORIGINAL PRINCIPAL AMOUNT OF $56,610,000.00, AS ASSIGNED BY FIRST AMERICAN EXCHANGE COMPANY, LLC, TO ALICO-AGRI, LTD. PURSUANT TO THAT CERTAIN ASSIGNMENT OF MORTGAGE AND NOTE DATED OCTOBER 9, 2006, RECORDED ON OCTOBER 19, 2006, AT INSTRUMENT NO. 2006000400690 IN THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA. ALICO-AGRI, LTD. REPRESENTS AND WARRANTS IT IS THE CURRENT HOLDER OF THE SECOND AMENDED NOTE, THE AMENDED NOTE AND THE ORIGINAL NOTE. ALL FLORIDA DOCUMENTARY STAMP TAXES AND INTANGIBLE PERSONAL PROPERTY TAXES DUE IN CONNECTION WITH THE ORIGINAL NOTE HAVE BEEN PREVIOUSLY PAID ON THE MORTGAGE DEED SECURING THE ORIGINAL NOTE RECORDED AT OR BOOK 4795, PAGE 2848 IN THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA. NO FURTHER FLORIDA DOCUMENTARY STAMP TAXES OR INTANGIBLE PERSONAL PROPERTY TAXES ARE DUE.
THIRD AMENDED AND RESTATED RENEWAL PROMISSORY NOTE

Amount of Original Note:	$56,610,000.00

Amount of Note:	$54,107,668.20

Date of Original Note:	July 12, 2005

Effective Date of the Note:	September 28, 2008

Maker’s Name and Address:	GINN-LA NAPLES LTD., LLLP Ginn Development Company Attention: Edward R. Ginn, III 215 Celebration Place, Suite 200 Celebration, Florida 34747

Payee’s Name and Address:	ALICO-AGRI, LTD., a Florida limited partnership P.O. Box 338 Labelle, Florida 33975

640 S. Main Street Labelle, Florida 33935

FOR VALUE RECEIVED, the undersigned (the “Maker”) promises to pay to the order of ALICO-AGRI, LTD., a Florida limited partnership (“Payee”), at its principal office set forth above, or at such other place as Payee may from time to time designate to the Maker in writing, in legal tender of the United States, the amount of the Note (the “Principal Amount”) together with interest at the rates set forth below on the unpaid balance of the Principal Amount, as follows:
1. The Principal Amount remaining unpaid under this Note from time to time shall bear interest in arrears as follows: commencing on July 12, 2005, and continuing until September 27, 2009 the interest rate shall be HSH 30–day LIBOR (hereafter defined) plus 150 basis points per annum; commencing on September 28, 2009 and continuing until September 27, 2010, the interest rate shall be HSH 30-day LIBOR plus 200 basis points per annum; and commencing on September 28, 2010 and continuing until September 28, 2014 (the “Maturity Date”), the interest rate shall be HSH 30–day LIBOR plus 250 basis points per annum. As of September 28, 2006, a portion of the interest which had accrued as of that date in the amount of One Million Seven Hundred Seventeen Thousand Six Hundred Eighty-Eight and 20/100 Dollars ($1,717,688.20) (the “Principal Addition”) was added to the Principal Amount of the Original Note as of that date. For purposes of this Note, HSH 30-day LIBOR shall mean the 1-month HSH LIBOR rate published by HSH Associates Financial Publishers or, if such index is no longer published, another comparable 30-day LIBOR index reasonably selected by Payee. The interest rate on this Note shall be adjusted from and after the date of any change in HSH 30-day LIBOR.
2. As of September 28, 2007, all accrued interest on this Note not previously added to the Principal Amount of the Original Note in the amount of Six Million Fifty-Five Thousand and no/100 Dollars ($6,055,000.00) has been paid in full. After September 28, 2007, interest shall be payable quarterly on December 28, 2007, March 28, 2008, June 28, 2008, September 28, 2008, and each quarter thereafter until the Maturity Date and the entire Principal Amount and all interest have been paid in full.
3. Principal shall be due and payable as set forth in this Paragraph 3. As of September 28, 2006, Maker made a special principal payment (“Special Principal Payment”) on the Original Note in an amount of Three Million Seven Hundred Seventy-Five Thousand and no/100 Dollars ($3,775,000.00). As of September 28, 2007, Maker made a principal payment (the “Second Principal Payment”) on the Second Amended Note in the amount of Four Hundred Forty-Five Thousand and no/100 Dollars ($445,000.00). Due to the Special Principal Payment, the Principal Addition and the Second Principal Payment, the outstanding principal amount of this Note is $54,107,668.20. Maker shall make a principal payment (each, a “Minimum Annual Principal Payment”) on September 28th of the following years (each, an “Anniversary Date”) as follows: an amount equal to One Million Seven Hundred Eighty-Seven Thousand Three Hundred Eight and 44/100 Dollars ($1,787,308.44) on September 28, 2008; an amount equal to One Million and no/100 Dollars ($1,000,000.00) on each of September 28, 2009 and September 28, 2010; an amount equal to Four Million and no/100 Dollars ($4,000,000.00) on September 28, 2011; an amount equal to Eight Million and No/100 Dollars ($8,000,000.00) on September 28, 2012; an amount equal to Twelve Million and No/100 Dollars ($12,000,000.00) on September 28, 2013; and a final payment of the remaining unpaid balance of Principal Amount together with all accrued and unpaid interest due on the Maturity Date. Notwithstanding the foregoing, in the event that Maker has at any time during any given year prior to any Anniversary Date, paid any or all of such year’s Minimum Annual Principal Payment, then on the Anniversary Date of such year, Maker shall only be required to pay the balance due towards the Minimum Annual Principal Payment for such year which has not been paid as of the Anniversary Date. Additionally, in the event that Maker, in any given year, pays more than such year’s Minimum Annual Principal Payment, then such credit balance shall be carried over to the next succeeding year and shall reduce the amount of the next year’s Minimum Annual Principal Payment by the excess amount paid in the previous year. All such payments of principal shall be applied to the then outstanding principal balance of this Note provided all interest due and payable as of such date has been paid in full to Payee and, if not, such payments shall be applied first to interest and then to principal.
4. All payments of principal and interest shall be made in legal tender of the United States and shall be by wire transfer, cashier’s check or other readily available funds acceptable to Payee.
5. Notwithstanding any provision to the contrary contained herein, Maker has the right to setoff against the next ensuing payments Maker is otherwise obligated to make hereunder, all costs and expenses of Maker specified in Section 5 of the Fourth Amendment (as defined herein).
6. This Note is secured by that certain Mortgage Deed, dated July 12, 2005, executed by Maker in favor of Payee, recorded on July 13, 2005 at OR Book 4795, page 2848 in the Public Records of Lee County, Florida, as amended by that certain First Amendment to Mortgage Deed, effective as of July 12, 2005, and recorded on December 22, 2006, in Instrument Number 2006000474156, of the Public Records of Lee County, Florida, that certain Second Amendment to Mortgage Deed effective September 28, 2007, executed by Maker in favor of Payee, recorded on October 22, 2007 in Instrument Number 2007000319331 of the Public Records of Lee County, Florida, that certain Third Amendment to Mortgage Deed dated as of December 27, 2007 and recorded on January 2, 2008 at Instrument No. 2008000000470 of the Public Records of Lee County, Florida, and that certain Amended and Restated Mortgage Deed dated September 28, 2008, executed by Maker in favor of Payee, to be recorded in aforesaid records (collectively, the “Mortgage”) to which reference is hereby made for a description of the Mortgaged Property (as defined in the Mortgage), the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued.
7. If any principal, interest or other sums payable under this Note or under the Mortgage are not promptly paid when due and not cured within fifteen (15) days after written demand from Payee to Maker or if default be made by Maker in the performance of any other agreements, conditions or covenants contained herein or in the Mortgage, which nonmonetary default is not cured within thirty (30) days after written notice from Payee to Maker or if such nonmonetary default by its nature cannot be cured within thirty (30) days, Maker within said thirty (30) days has not commenced to cure said default and thereafter actually cured such default within six (6) months after such notice subject to force majeure, then the Principal Amount and accrued interest shall become due and payable immediately, at the option of the holder hereof. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

8. Maker agrees to pay all costs of collection of this Note including reasonable attorneys’ fees, and all costs, expenses and attorneys’ fees for any retrial, rehearing or appeals. Any and all sums due hereunder after a default beyond any applicable grace or cure period under this Note or under the Mortgage shall bear interest at the rate which is five percent (5%) higher than the rate of interest in effect under this Note at the time of such default from the date when such sums are due until paid. The interest payable or agreed to be paid hereunder shall not exceed the highest lawful rate of interest permitted in the State of Florida, and if, inadvertently, there is such excess sum, it shall be applied to reduce the Principal Amount or returned to Maker if this Note is then paid in full.
9. The Maker hereby waives presentment for payment, protest, notice, notice of protest and notice of dishonor and agrees to remain and continue to be bound for the payment of all sums due under this Note notwithstanding any renewals or extension of the time for payment of sums due hereunder or any changes by way of release, surrender or substitution of any security for this Note, and waive all and every kind of notice of such extensions or changes.
10. The Maker shall be exculpated from personal liability for payment of the indebtedness represented hereby and Payee, by acceptance hereof agrees that it shall not seek, be entitled to or enforce any deficiency judgment against Maker and that Payee’s sole remedy shall be limited to its rights of repossession, foreclosure or sale of the Mortgaged Property as provided in the Mortgage and such other rights in or recourse to the property, both real and personal, hypothecated by Maker under the Mortgage.
11. Time is of the essence with respect to all obligations hereunder.
12. This Note shall be construed and enforced according to the laws of Florida. Venue for any action concerning this Note shall be in Lee County, Florida.
13. This Note may be prepaid in whole or in part at any time, without penalty, and any prepayment shall apply first to accrued interest that is due and payable and then to the Principal Amount.
14. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
15. The words “Maker” and “Payee” shall include their respective successors, assigns, heirs, executors and administrators.

16. This Note has been entered into and delivered pursuant to that certain Third Amended and Restated Agreement for Purchase and Sale, dated August 29, 2003, by and between Maker and Payee, as amended by First Amendment to Third Amended and Restated Agreement for Purchase and Sale dated December 5, 2003, as amended by Second Amendment to Third Amended and Restated Agreement for Purchase and Sale dated February 18, 2004, as amended by that certain “1031 Exchange” Amendment to Third Amended and Restated Agreement for Purchase and Sale dated April 29, 2004, as amended by the Third Amendment to Third Amended and Restated Agreement for Purchase and Sale dated June 9, 2005 (“Third Amendment”), as amended by the Fourth Amendment to Third Amended and Restated Agreement for Purchase and Sale dated June 30, 2005 (“Fourth Amendment”), as amended by the Fifth Amendment to Third Amended and Restated Agreement for Purchase and Sale dated as of July 7, 2005, and as assigned in part to First American Exchange Company, LLC, a Delaware limited liability company, by Payee pursuant to that certain Assignment Agreement (Relinquished Property), dated July 8, 2005 (collectively, the “Purchase and Sale Agreement”). In the event of any conflict or inconsistency between any of the terms or provisions of this Note or the Mortgage with any of the terms or provisions of the Purchase and Sale Agreement, the terms and provisions of this Note or the Mortgage shall control.
17. This Note amends, renews, restates and supersedes the Second Amended Note in its entirety, which Second Amended Note had amended, renewed, restated and superseded the Amended Note in its entirety, which Amended Note had amended, renewed, restated and superseded the Original Note in its entirety. Maker and Payee acknowledge and agree that this Note shall not constitute a novation of the Second Amended Note, the Amended Note or the Original Note. Maker and Payee each hereby ratifies, confirms and approves this Note. Any references to the “Note” in any other document evidencing, securing or otherwise relating to the indebtedness evidenced by the Note shall mean and refer to this Note. This Note may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single promissory note.
[SIGNATURE PAGE COMMENCES ON FOLLOWING PAGE]

[SIGNATURE PAGE CONTINUED FROM PREVIOUS PAGE]
IN WITNESS WHEREOF, Maker and Payee each has caused its duly authorized agent to execute this Note on the date set forth below, but effective as of September 28, 2008.

“MAKER”

GINN-LA NAPLES LTD., LLLP, a Georgia limited liability limited partnership

By:	Ginn-Naples GP, LLC, a Georgia limited liability company, its sole General Partner

By:
Name:
Title:
Date
[signatures to Third Amended and Restated Renewal Promissory Note
continue on following page]

[signatures to Third Amended and Restated Renewal Promissory Note
continued from previous page]

“PAYEE”

ALICO-AGRI, LTD., a Florida limited partnership

By:	Alico, Inc., a Florida corporation, its General Partner

By:
Name:
Title:
Date

WEST TERMINATION AGREEMENT
This West Termination Agreement (“Agreement”) is made and entered into as of the 3rd day of October, 2008, by and among ALICO-AGRI, LTD., a Florida limited partnership (“Alico”) and GINN-LA WEST FM, LTD., LLLP, a Georgia limited liability limited partnership (“Ginn”).
W I T N E S S E T H:
WHEREAS, Ginn acquired the “Ginn West Option” as that term is defined in that certain Agreement dated the 28th day of September, 2006, by an among Alico, Ginn and other parties, which Agreement has been amended by that certain First Amendment to Agreement dated as of the 28th day of September, 2007, that certain Second Amendment to Agreement dated as of the 27th day of December, 2007, and the Extension Agreement dated as of September 28, 2008, all of which are collectively referred to herein as the “West Option Agreement”; and
WHEREAS, pursuant to the West Option Agreement, Ginn has the right to purchase the “Alico West Property” described in the West Option Agreement in accordance with the terms of the West Option Agreement; and
WHEREAS, Ginn desires to no longer have the rights and obligations pursuant to the West Option Agreement and is prepared to terminate its rights pursuant to the West Option Agreement.
NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, do agree as follows:
1. That Ginn’s right pursuant to the Ginn West Option to purchase the Alico West Property is hereby terminated as of the 3rd day of October, 2008.
2. Ginn shall pay one-half of its prorata share of the 2008 real estate taxes on the Alico West Property through October 3, 2008, in the amount of $199,035.13 to Alico.
3. Other than the obligation to pay half of the prorated tax payment upon the execution of this Agreement, Ginn’s right to exercise the Ginn West Option and any other related rights under the West Option Agreement are hereby terminated and neither Ginn nor Alico shall have any further rights or obligations pursuant to the West Option Agreement. Alico and Ginn hereby release each other, and their respective partners, officers, directors and affiliates, from any and all claims, demands, causes of action, counterclaims, rights of setoff or other actions that they may have arising from or relating to the Ginn West Option, the West Option Agreement or the Alico West Property, except as set forth in this Agreement.
4. Documents and Reports. Ginn shall supply to Alico copies of all documentation provided by third party consultants in their possession (other than attorney client materials and any internal memoranda or reports) relating to the Alico West Property to the extent not previously delivered to Alico, including, but not limited to, surveys, land planning materials, environmental reports, environmental clean up materials, entitlement information, existing conditions of fines, and the name of all consultants who could provide information and authorization for such consultants to reproduce copies of all materials relating to the Alico West Property, at Alico’s expense, and to perform services if retained by Alico.

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5. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered by hand, sent by recognized overnight courier (such as Federal Express), transmitted via facsimile transmission or mailed by certified or registered mail, return receipt requested, in a postage pre-paid envelope, and addressed as follows:

As to Alico:	Alico-Agri, Ltd.
c/o Alico, Inc.
Attn: Dan L. Gunter, President & CEO
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
Telephone: 863-675-2966
Facsimile: 863-675-5799

With a copy to:	Alico, Inc.
Attn: Don Schrotenboer, Vice President Real Estate
Mailing Address:
Post Office Box 338, Labelle, FL 33975
Physical Address:
640 S. Main Street, Labelle, FL 33935
Telephone: 863-675-5113
Facsimile: 863-675-5799

With a copy to:	Ruden McClosky et al.
Attn: John L. Farquhar, Esq.
5150 Tamiami Trail North, Suite 502
Naples, FL 34103
Telephone: 239-659-1100 Ext. 7102
Facsimile: 954-333-4037

As to Ginn:	Ginn-LA West FM, LTD., LLLP
Attn: Edward R. Ginn, III
215 Celebration Place, Suite 200
Celebration, Florida 34747
Telephone: 321-939-4700
Facsimile: 321-939-4800

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With a copy to:	Bruce A. Wobeck, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326
Telephone: 404-504-7739
Facsimile: 404-365-9532

With a copy to:	John G. Morris, Esquire
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326-1044
Telephone: 404-572-7722
Facsimile: 404-365-9532

With a copy to:	Robert Gidel
The Ginn Company
215 Celebration
Place, Suite 200
Celebration, FL 32137
Telephone: 321-939-4771
Facsimile: 321-939-4800
unless the address is changed by the party by like notice given to the other parties. Notice given by hand delivery shall be deemed received on the date delivered if delivered on a business day during business hours, otherwise it shall be deemed delivered on the next business day. Notice given by certified or registered mail, return receipt requested, postage pre-paid, shall be deemed delivered three (3) days following the date mailed. Notice sent by recognized overnight courier (such as Federal Express) shall be deemed received on the next business day. Notices given by facsimile shall be deemed received if sent as confirmed by confirmation of transmission by telecopier retained by the sender shall be proof of such sending and it shall be deemed received at that time if such time is during business hours on a business day, otherwise it shall be deemed received on the next business day. Any notice refused shall be deemed to be accepted on the earlier of the time frame set forth in this notice provision or when actually refused. Counsel may give notice on behalf of the parties.
6. This Agreement shall be construed and governed in accordance with laws of the State of Florida and in the event of any litigation hereunder, the venue for any such litigation, shall be exclusively in Lee County, Florida. All of the parties to this Agreement have participated fully in the negotiation and preparation hereof and, accordingly, this Agreement shall not be more strictly construed against any one of the parties hereto.
7. In the event any provision of this Agreement is determined by appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or reconstrued as such authority determines, and the remainder of this Agreement shall be construed to be in full force and effect.

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8. In the event of any litigation between the parties under this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs through all trial, appellate levels and post-judgment proceedings. The provisions of this paragraph shall survive any termination or cancellation of this Agreement.
9. In construing this Agreement, the singular shall be deemed to include the plural, the plural shall be deemed to include the singular and the use of any gender shall include every other gender and all captions and Paragraph and or Section headings shall be discarded and the terms Section or Paragraph may be used interchangeably.
10. This Agreement constitutes the entire agreement between the parties for the termination of the Ginn West Option, and supersedes any other agreement or understanding of the parties with respect to such matters. This Agreement may not be changed, altered or modified except in a writing signed by the party against whom enforcement of such a change would be sought. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns.
11. No waiver of any provision of this Agreement shall be effective unless it is in writing, signed by the party against whom it is asserted and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.
12. This Agreement shall be dated as of October 3, 2008, and shall be effective when signed by all of the parties to this Agreement and a fully executed Agreement has been delivered to all parties.
13. This Agreement, and any subsequent amendments hereto, may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument. Facsimile transmission signatures or other copies shall have the same validity as original signatures.
14. Each of the parties hereto agree to execute, acknowledge and deliver and cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers and assurances as shall reasonably be requested of it in order to carry out this Agreement and give effect thereto.
[SIGNATURE PAGE COMMENCES ON FOLLOWING PAGE]

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[SIGNATURE PAGE CONTINUED FROM PREVIOUS PAGE]
IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Signed, sealed and delivered	SELLER:
in the presence of:
ALICO-AGRI, LTD., a Florida limited partnership

	By:	ALICO, INC., a Florida corporation
	Its:	General Partner

By:

Printed Name:		DAN L. GUNTER, CEO & President

Printed Name:

(CORPORATE SEAL)

GINN:

GINN-LA WEST FM LTD., LLLP, a Georgia limited liability limited partnership

	By:	GINN-WEST FM GP, LLC, a Georgia limited liability company, its General Partner

By:

Printed Name:	Printed Name:
Title:

Printed Name:

(CORPORATE SEAL)

5